                                                                      EXHIBIT 24


                               POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to executive and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                       /s/ John L. Clendenin
                                       ---------------------------
                                            John L. Clendenin


Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                   /s/ Thomas C. Gallagher
                                   -----------------------
                                     Thomas C. Gallagher

Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                    /s/ Robert M. Holder, Jr.
                                    -----------------------------------------
                                        Robert M. Holder, Jr.


Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/  Charles W. McCall
                                                --------------------------
                                                     Charles W. McCall

Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/  John G. Medlin, Jr.
                                                --------------------------
                                                     John G. Medlin, Jr.

Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Sam Nunn
                                                  -----------------
                                                     Sam Nunn



Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                        /s/ Herman J. Russell
                                        ---------------------
                                          Herman J. Russell



Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                    /s/ Betty L. Siegel
                                           ------------------------------------
                                                       Betty L. Siegel



Dated: January 6, 1999

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to execute and file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Lithonia Lighting 401(k) Plan for Hourly Employees, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.




                                                    /s/ Barrie A. Wigmore
                                           ------------------------------------
                                                       Barrie A. Wigmore



Dated: January 6, 1999